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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                   May 8, 2000

                                   TREEV, INC.

             (Exact name of registrant as specified in its charter)



                Delaware                                      001-11135

(State of incorporation or organization)                 (Commission File No.)

                                  52-541590649

                       (IRS employer identification no.)



                            13900 Lincoln Park Drive

                             Herndon, Virginia 20171

                    (Address of principal executive offices)

                                 (703) 478-2260

              (Registrant's telephone number, including area code)





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                                   TREEV, INC.

                                      INDEX

Information to be Included in the Report                           Page

Item 5.           Other Events                                       1

Item 7.           Exhibits                                           2

Signatures                                                           3


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                                       -2-

Item 5.  Other Events.

         As previously announced, TREEV, Inc., a Delaware corporation ("TREEV"), entered into an agreement and plan of merger with CE Computer Equipment AG, a German corporation ("CE"), on November 19, 1999 (the "Merger Agreement"). The merger was conditioned on its being accounted for as a pooling of interests. TREEV and CE have amended and restated the merger agreement as of May 8, 2000 (the "Amended and Restated Merger Agreement") to reflect that the parties no longer intend to account for the merger as a pooling of interests and expect that CE will account for the transaction as a purchase transaction. As previously announced, CE will issue a total of 1,330,000 Ordinary Shares in the form of American Depositary Shares (ADSs) in exchange for the outstanding shares of TREEV Common Stock and Preferred Stock and for the outstanding warrants and options for TREEV Common Stock.

         The foregoing description of the Merger Agreement, the Amended and Restated Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which was previously filed as Exhibit 2.1 to the TREEV's Current Report on Form 8-K, dated November 19, 1999, and the Amended and Restated Merger Agreement, dated May 8, 2000 attached hereto, each of which is incorporated by reference herein. A copy of the press release, dated May 8, 2000, issued by TREEV and CE announcing the execution of the Amended and Restated Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

2.1 Amended and Restated Agreement and Plan of Merger, dated as of May 8, 2000, by and between CE Computer Equipment AG and TREEV, Inc.

2.2 Agreement and Plan of Merger, dated as of November 19, 1999, by and between CE Computer Equipment AG and TREEV, Inc. incorporated by reference to Exhibit 2.1 to TREEV's Current Report on Form 8-K relating to such Agreement and Plan of Merger filed December 3, 1999.

99.1 Joint Press Release of CE Computer Equipment AG and TREEV, Inc. dated May 8, 2000, announcing the execution of the Amended and Restated Merger Agreement.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        TREEV, INC.
                                                        (Registrant)

                                                        By: /s/ Brian H. Hajost
                                                        Brian H. Hajost
                                                        Executive Vice President

Dated:  May 9, 2000